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                                                                    Exhibit 10.4

                          USE AND OCCUPANCY AGREEMENT
                          ---------------------------

     This Agreement is dated as of August 25, 2000, between Arthur D. Little, Inc., a Massachusetts corporation ("Parent"), and c-quential Inc., a Delaware corporation ("Sub").

     WHEREAS, Parent and Sub have entered into a Reorganization Agreement dated as of August 25, 2000 (the "Reorganization Agreement") pursuant to which Parent, together with the other members of the Parent Group, is assigning and transferring to Sub and the other members of the Sub Group certain assets associated with the Sub Business in exchange for the assumption by Sub and the other members of the Sub Group of certain liabilities and obligations associated with such Sub Business and the issuance by Sub to Arthur D. Little International, Inc., a Delaware corporation and the parent of Sub (or a designee thereof as contemplated by the Reorganization Agreement), the Sub Shares on such terms and conditions as are contained therein;

     WHEREAS, Parent and certain members of the Parent Group currently lease the Leased Premises; and

     WHEREAS, the Reorganization Agreement provides that Parent and Sub shall enter into an agreement relating to the continued use and occupancy of a portion of the Leased Premises by Sub and/or Parent for a transition period following the Effective Date, and this Agreement is entered into in order to fulfill that provision.

     NOW, THEREFORE, in consideration of the foregoing and the other agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.
            -----------

     Section 1.1  Defined Terms.  For purposes of this Agreement, the following
                  -------------
terms shall have the following meanings:

     "Ancillary Agreements" shall have the meaning given to such term in the Reorganization Agreement.

     "Common Areas" shall have the meaning set forth in Section 2.1 hereof.

     "Effective Date" shall have the meaning given to such term in the Reorganization Agreement.

     "Group" shall have the meaning given to such term in the Reorganization Agreement.

     "Independent Director" with respect to Sub, shall mean a member of the Sub Board of Directors who is not an employee or officer of Sub or an officer, employee or director of Parent or a member of the Parent Group, and with respect to Parent, shall mean a member of
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the Parent Board of Directors who is not an employee or officer of Parent or a member of the Parent Group.

     "Leased Premises" shall mean the premises leased by Parent and the other members of the Parent Group and Sub and the other members of the Sub Group, as set forth in Schedule A attached hereto.
             ----------

     "Licensee" shall mean Parent or Sub, as applicable, as the licensee under a Space License hereunder.

     "License Fee" shall have the meaning set forth in Section 3 hereof.

     "Licensor" shall mean Parent or Sub, as applicable, as the Licensor under a Space License hereunder.

     "Master Lease" shall mean, with respect to any Leased Premise, the lease agreement between Parent or the applicable member of the Parent Group, and or after giving effect to certain of the transactions contemplated by the Reorganization Agreement, Sub or the applicable member of the Sub Group, as applicable, and the landlord thereunder.

     "Parent" shall mean Arthur D. Little, Inc., a Massachusetts corporation.

     "Parent Group" shall have the meaning given to such term in the Reorganization Agreement.

     "Reorganization Agreement" shall have the meaning set forth in the recitals.

     "Related Services" shall have the meaning set forth in Section 2.2 hereof.

     "Space" shall have the meaning set forth in Section 2.1 hereof.

     "Space License" shall have the meaning set forth in Section 2.1 hereof.

     "Sub" shall mean c-quential, Inc., a Delaware corporation.

     "Sub Business" shall have the meaning given to such term in the Reorganization Agreement.

     "Sub Group" shall have the meaning given to such term in the Reorganization Agreement.

     "Sub Shares" shall have the meaning given to such term in the Reorganization Agreement.

     "Term" shall have the meaning set forth in Section 5.1 hereof.

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     Section 1.2  Capitalized Terms.  All other capitalized terms used herein and not defined shall have the meanings given to them in the Reorganization Agreement.

SECTION 2.  LICENSES.
            --------

     Section 2.1  License of Space.
                  ----------------

          (a) Parent hereby grants, and agrees to cause the applicable members of the Parent Group to grant, Sub and the applicable members of the Sub Group a license (the "Parent Space License") to use and occupy the office space at the Leased Premises as indicated on Schedule A-1 attached hereto
                                                  ------------
     (each Master Lease location individually, and collectively, the "Space"), including the right to utilize all rest rooms, cafeteria and fitness center facilities, outdoor facilities generally available to employees of Parent and/or the applicable member of the Parent Group, sidewalks, driveways, parking lots and any other common areas available to Parent or another member of the Parent Group under the applicable Master Lease (as the same is available, the "Common Areas"), subject in all cases to the provisions of this Agreement. In order to effect the Parent Space License granted hereunder, each of Sub and Parent agrees to cause the applicable member of its Group to execute and deliver herewith an executed counterpart of Schedule B hereto. Sub hereby acknowledges and agrees that the Space is
     ----------
     being licensed hereunder "AS IS," and that neither Parent nor any Parent Group member makes any warranty, covenant or representation that the Space shall be other than in its present condition. The parties expressly acknowledge that this Agreement does not constitute a demise by Parent or a Parent Group member of any real property interest in the Leased Premises (including, without limitation, the Space) and, consequently, neither Sub nor any Sub Group member shall be entitled to any rights or remedies to which a subtenant may be entitled at law or in equity, unless such party shall have been expressly afforded such rights and remedies pursuant to the provisions of this Agreement. This Agreement is subject and subordinate to the Master Leases and, consequently, if any Master Lease expires or terminates for any reason whatsoever, the Space License with respect to the Leased Premises thereunder shall expire.

          (b) Sub hereby grants, and agrees to cause the applicable members of the Sub Group to grant, Parent and the applicable members of the Parent Group a license (the "Sub Space License," together with the Parent Space License, the "Space Licenses") to use and occupy the Space at the Leased Premises as indicated on Schedule A-2 attached hereto as and when
                              ------------
     reasonably requested by Parent, including the right to utilize all Common Areas generally available to employees of Sub and/or the applicable member of the Sub Group under the applicable Master Lease, subject in all cases to the provisions of this Agreement. In order to effect the Sub Space License granted hereunder after the request by Parent to use and occupy particular Leased Premises is made, if any, each of Sub and Parent agrees to cause the applicable member of its Group to execute and deliver herewith an executed counterpart of Schedule B hereto. Parent hereby acknowledges and agrees
                    ----------
     that the Sub Space is being licensed hereunder "AS IS," and that neither Sub nor any Sub Group member makes any warranty, covenant or representation that the Space shall be other than in its present condition. The parties expressly acknowledge that this

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     Agreement does not constitute a demise by Sub or a Sub Group member of any real property interest in the Leased Premises (including, without limitation, the Space) and, consequently, neither Parent nor any Parent Group member shall be entitled to any rights or remedies to which a subtenant may be entitled at law or in equity, unless such party shall have been expressly afforded such rights and remedies pursuant to the provisions of this Agreement. This Agreement is subject and subordinate to the Master Leases and, consequently, if any Master Lease expires or terminates for any reason whatsoever, the Sub Space License with respect to the Leased Premises thereunder shall expire.

     Section 2.2  Related Services.  During the term of this Agreement, Licensor
                  ----------------
will provide, or cause to be provided by a member of its Group, the following services (the "Related Services") related to Licensee's use and occupancy of the
Space:

          (a) all utilities consumed on or in connection with the use and occupancy of the Space, including but not limited to water, sewer, gas, electricity, heat, ventilation and air conditioning;

          (b) maintenance services for the applicable building (e.g., janitorial/custodial, repairs, elevators, plants) and for the grounds on the Leased Premises (e.g., landscaping, snow removal, paving) with respect to the Space (including all rest rooms located in the building and all parking lots and walkways, sidewalks, and driveways providing for access to and from the Space);

          (c) receipt and distribution of Licensee's incoming and outgoing mail and other shipments and deliveries; and

          (d) reception and security services.

Licensor will provide, or cause a member of the its Group to provide, each of the Related Services with respect to the Space and Licensee's operations conducted thereat to the extent required to accommodate Licensee's reasonable needs, and in the same manner of quality, quantity and timeliness as such services are provided to the rest of the building and the Leased Premises and the operations conducted therein, but in no event in a materially lesser manner than such services were provided prior to the date hereof.

     Section 2.3  Consents.  Parent and Sub shall cooperate and use reasonable
                  --------
efforts to obtain, and cause the members of their respective Group to obtain, any required consents of Landlords or other Persons with respect to the Space Licenses granted hereunder. All fees and expenses incurred by the parties (including the reasonable fees and expenses of counsel to the parties) in connection with obtaining third party consents shall be paid by Sub.

SECTION 3.  LICENSE FEE.  Licensee agrees to pay to Licensor a monthly
            -----------
license fee (the "License Fee") for the use and occupancy of the Space under a Space License, including the Common Areas and the provision of the Related Services, such amount as set forth on any Schedule B attached hereto, in each
                                          ----------
case payable on the first business day of each calendar month during the term of

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the applicable Space License. Licensee shall pay the License Fee with respect to a particular Leased Premise until the termination of the Space License for such Leased Premise. The parties acknowledge and agree that the License Fee with respect to the Space shall be based on the applicable rent for such Leased Premises and Licensee's proportionate use and occupancy of Space at such Leased Premises shall include amounts in respect of property taxes related to the Space and Common Areas, and shall be computed in accordance with the parties' past practices in respect of similar facilities fees relating to the Leased Premises prior to the Effective Date. With respect to any period of use or occupancy of the Space, which is less than a full calendar month, the License Fee with respect to such period shall be appropriately pro-rated.

SECTION 4.  LIMITATION OF LIABILITY; INDEMNIFICATION.
            ----------------------------------------

     IN NO EVENT SHALL ANY MEMBER OF THE PARENT GROUP OR SUB GROUP BE LIABLE TO ANY OTHER MEMBER OF THE PARENT GROUP OR SUB GROUP FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Notwithstanding the foregoing, each of Parent and Sub shall indemnify and hold harmless the other against any claims, liability, loss, damage or expense (including reasonable attorneys' fees and disbursements) incurred or sustained by such other party arising out of any personal injury or property damage caused by the fault of the invitees, agents, servants or employees of such party in connection with their activities under or related to this Agreement.

SECTION 5.  TERM OF AGREEMENT.
            -----------------

     Section 5.1  Term.  This Agreement shall become effective on the Effective
                  ----
Date and shall remain in effect until the latest date of expiration of any Space License granted hereunder, unless earlier terminated in accordance with Section
5.2 below. The term of any Space License with respect to a particular Leased Premise shall be identical to the term of the Master Lease for such Leased Premise, including any extensions and renewals thereof, unless earlier terminated in accordance with Section 5.2 below.

     Section 5.2  Termination.  This Agreement may be terminated, either in
                  -----------
whole or with respect to specific portions of the Space Licenses granted hereunder, by the non-defaulting party, upon the occurrence and continuance of a default by either party hereunder, including the defaulting party's failure to keep, observe or perform any covenant, agreement, term or provision of this Agreement, for a period of thirty (30) days after written notice thereof has been given to the defaulting party. In the event of any termination of this Agreement or of any portion of the Space Licenses granted hereunder, neither party shall have any further obligation to the other party hereunder or for that portion of the Space Licenses (other than for any License Fees or other monies owed in respect of such Space License). Notwithstanding any termination of this Agreement, the provisions of Sections 4 and 7 shall

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remain in effect indefinitely or until such time as the obligations of both parties hereunder shall have been fully discharged.

SECTION 6. ADDITIONAL COVENANTS.
           --------------------

     Section 6.1  No Alterations; Surrender.  Licensee may not make any physical
                  -------------------------
alterations to the Space (including, without limitation, structural alterations, construction or removal of interior walls, painting or other decoration) without the prior written consent of Licensor, which consent shall not be unreasonably withheld or delayed and the consent of the landlord under the applicable Master Lease, if required. Licensee shall surrender the Space upon termination of this Agreement (or the applicable Space License) in the same condition as it now exists, except for normal wear and tear, damage caused by fire or other casualty, and other alterations made with Licensor's approval (or the approval of the landlord under the applicable Master Lease, if required).

     Section 6.2  Access to Space.  Licensor, its agents and representatives
                  ---------------
shall have the right to enter the Space without prior notice to inspect the same, to exercise such rights as Licensor may have under any Master Lease or this Agreement with respect to such Space, to permit the landlord, its agents or representatives to access such space to the extent permitted under the Master Lease, or for any other purpose which Licensor may reasonably determine to be necessary or desirable; provided, however, that Licensor shall not unreasonably
                        -----------------
interfere with Licensee's use and enjoyment of the Space. Licensee shall not be entitled to any abatement of any portion of the License Fee by reason of the exercise of any such right of entry.

     Section 6.3  Fire, Casualty and Eminent Domain.  In the event of a fire,
                  ---------------------------------
casualty or taking that affects the Space to the extent that Licensee is unable to operate its business therein without unreasonable interference or additional expense, but that does not result in termination of the Lease, Licensee may elect to terminate this Agreement by giving written notice to Licensor within fifteen (15) days of said event.

     Section 6.4  Performance of Master Lease; Property.  Licensee agrees, and
                  -------------------------------------
shall cause each of the members of its Group, to use its best efforts to observe and perform the tenant's obligations contained in the applicable Master Lease during the period of occupancy thereunder.

SECTION 7. MISCELLANEOUS.
           -------------

     Section 7.1  Access to Information; Confidentiality.  The provisions of the
                  --------------------------------------
Reorganization Agreement relating to the access to information and confidentiality shall apply with respect to any information obtained or learned by either party from the other party in connection with the parties' performance of their respective obligations hereunder. This Section shall survive the termination of this Agreement.

     Section 7.2  Dispute Resolution. All disputes, controversies or claims
                  ------------------
between Parent and Sub arising out of or relating to this Agreement, including without limitation the breach,

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interpretation or validity of any term or condition hereof, shall be resolved in accordance with the provisions of the Reorganization Agreement relating to dispute resolution.

     Section 7.3  Amendment and Waiver. The provisions of this Agreement,
                  --------------------
including, without limitation, this Section, may not be waived and this Agreement shall not be amended or modified except in accordance with this Section. The provisions of this Agreement may be waived only by the written consent of a majority of the Independent Directors of the party which is the beneficiary of the particular provision being waived. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver on any subsequent occasion. The provisions of this Agreement may be amended, modified or supplemented only by the written consent of a majority of the Independent Directors of each of the parties.

     Section 7.4  Notices.  Any notice to any party hereto given pursuant to
                  -------
this Agreement shall be in writing and shall be given by the means, and to the addresses, set forth in the "Notices" section of the Reorganization Agreement.

     Section 7.5  Successors and Assigns.  This Agreement may not be assigned by
                  ----------------------
either party without the prior written consent of the other party, and any attempt to assign any rights or obligations hereunder without such consent shall be void provided, however, that either party may assign or transfer this
        -----------------
Agreement without the consent of the non-assigning party to an entity that succeeds to all or substantially all of the business, assets or capital stock of such party. This Agreement shall inure to the benefit of, and be binding upon and enforceable against the respective successors and assigns of the parties hereto.

     Section 7.6  Entire Agreement; Parties in Interest.  This Agreement, the
                  -------------------------------------
Schedules hereto, the Reorganization Agreement and any applicable provision of the Ancillary Agreements comprise the entire agreement between the parties hereto as to the subject matter hereof and supersedes all prior agreements and understandings between them relating thereto and is not intended to confer upon any person other than the parties hereto (including their successors and permitted assigns) any rights or remedies hereunder.

     Section 7.7  Severability.  If any term or provision of this Agreement or
                  ------------
the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     Section 7.8  Captions. Captions and headings are supplied herein for
                  --------
convenience only and shall not be deemed a part of this Agreement for any purpose.

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     Section 7.9  Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the internal substantive laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof.

     Section 7.10  Counterparts.  This Agreement may be executed in several
                   ------------
counterparts, and all counterparts so executed shall constitute one agreement, binding upon the parties hereto, notwithstanding that the parties are not signatory to the same counterpart.

                         [Signature page follows next]

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     IN WITNESS WHEREOF, Parent and Sub have caused this Agreement to be duly executed by their authorized representatives as an agreement under seal as of the date first written above.

                                    PARENT:

                                    ARTHUR D. LITTLE, INC., a
                                    Massachusetts corporation


                                    By:/s/ Mark A. Brodsky
                                       --------------------------------
                                       Name:  Mark A. Brodsky
                                       Title: Exec. Vice President


                                    SUB:

                                    C-QUENTIAL, INC., a Delaware
                                    corporation


                                    By:/s/ Lorenzo C. Lamadrid
                                       --------------------------------
                                       Name:  Lorenzo C. Lamadrid
                                       Title: Director

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                                 SCHEDULE A-1

                            PARENT LEASED PREMISES

[ADL TO PROVIDE]

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                                 SCHEDULE A-2

                              SUB LEASED PREMISES

                               [ADL TO PROVIDE]

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                                  SCHEDULE B



MASTER LEASE LOCATION:


See attached worksheet for breakdown of License Fee.

Each of the undersigned hereby acknowledges and agrees to be bound by the terms and conditions of the Use and Occupancy Agreement to which this Schedule B is attached, the terms of which are incorporated herein.


[MEMBER OF PARENT GROUP]            [MEMBER OF SUB GROUP]



By:                                 By:
   ---------------------               --------------------

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